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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)       October 24, 2000
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                          EDUTREK INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



Georgia                         0-23021                     58-2255472
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(State or other jurisdiction    (Commission File Number)    (IRS Employer
  of incorporation)                                         Identification No.)


500 Embassy Row, 6600 Peachtree Dunwoody Road, Atlanta, Georgia      30328
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code       (404) 965-8000
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                                      N/A
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         (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On October 24, 2000, the Registrant issued a joint press release with Career Education Corporation ("CEC") announcing that the Registrant and CEC had entered into a definitive merger agreement. Pursuant to such agreement, CEC will acquire the Registrant through the merger of a subsidiary of CEC into the Registrant. The shareholders of the Registrant will receive an aggregate of 1.2 million shares of CEC common stock and $2.5 million in cash. A copy of the press release is furnished herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial Statements:  None
         (b)  Pro Forma Financial Statements:  None
         (c)  Exhibits.  The following exhibits are furnished with this Report:

              99.1 - Press Release of the Registrant (October 24, 2000)



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EDUTREK INTERNATIONAL, INC.



                                      By: /s/ Steve Bostic
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                                         Name:  Steve Bostic
                                         Title: Chairman and Chief Executive
                                                Officer

Dated: October 25, 2000